UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

ALPHA-EN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12885	95-4622429

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

120 White, Plains Road
Tarrytown, New York	10591
(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (914) 631-5265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 21 , 2011, alpha-En Corporation (the "Company") was informed  by its independent registered public accounting firm, Most & Company, LLP ("Mostco") that it has combined its practice with Schulman, Wolfson & Abruzzo, LLP ("SWA") (the "Merger"), effective as of January 10, 2011. As a result of the Merger, Mostco resigned as the Company’s independent registered public accounting firm and SWA, as successor to Mostco, became the Company’s independent registered public accounting firm. The engagement of SWA was approved by the Company’s Board of Directors acting as the Audit Committee.

The audit reports of Mostco on the financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Mostco issued going concern opinions in connection with its audits of the fiscal years ended December 31, 2009 and 2008, stating that, in Mostco’s opinion, the Company will need additional working capital for its planned activity and to service its debt, which raises substantial doubt about its ability to continue as a going concern.

During the years ended December 31, 2009 and 2008, and through March 21, 2011, there were no disagreements with Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Mostco’s satisfaction would have caused it to make reference thereto in connection with its reports for such years. During the years ended December 31, 2009 and 2008, and through March 21, 2011, there were no reportable events of the type described in Item 304(a) (1) (v) of Regulation S-K.

During the years ended December 31, 2009 and 2008, and through March 21, 2011, the Company did not consult with SWA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company’s financial statements or internal control over financial reporting; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mostco with a copy of the foregoing disclosure and requested Mostco to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by Mostco, dated March 21, 2011, is being filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description
16.1	Letter regarding change in certifying accountant, dated March 21, 2011, from Most & Company, LLP to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2011

ALPHA-EN CORPORATION

By: /s/ Jerome I. Feldman
Name: Jerome I. Feldman
Title: Chairman of the Board